Supplement dated July 29, 2022
to the following statutory prospectus(es):
Waddell & Reed Accumulation VUL - New York, Waddell & Reed Accumulation VUL, Waddell & Reed Advisors Select Plus Annuity, Waddell & Reed Advisors Select Preferred, Waddell & Reed Protection VUL and Waddell & Reed Protection VUL - New York dated May 1, 2022
Waddell & Reed Advisors Select Preferred (2.0) and Waddell & Reed Advisors Select Preferred NY (2.0) dated May 1, 2019
Waddell & Reed Advisors Select Reserve Annuity dated May 1, 2016
Waddell & Reed Select Income Annuity dated May 1, 2014
Waddell & Reed Advisors Survivorship Life dated May 1, 2009
Waddell & Reed Advisors Select Annuity, Waddell & Reed Advisors Select Life, and Waddell & Reed Advisors Select Life II dated May 1, 2008
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The following underlying mutual funds are offered as an investment option under the contract/policy.
Effective July 29, 2022, the name of the investment options are updated as indicated below:
CURRENT NAME	UPDATED NAME
Ivy Variable Insurance Portfolios - Delaware Ivy Global Equity Income: Class II	Ivy Variable Insurance Portfolios - Delaware VIP Global Value Equity: Class II
Ivy Variable Insurance Portfolios - Delaware Ivy Securian Real Estate Securities: Class II	Ivy Variable Insurance Portfolios - Delaware VIP Real Estate Securities: Class II
PROS-0677
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